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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                     May 20, 2004
               -----------------------------------------------------------------
                        (Date of earliest event reported)

                 Corporate Asset Backed Corporation on behalf of
              CABCO Series 2004-101 Trust (Goldman Sachs Capital I)
               (Exact Name of Registrant as Specified in Charter)

         Delaware                  033-91744-05          22-3281571
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(State of Incorporation)           (Commission        (I.R.S. Employer
                                   File Number)      Identification No.)

         445 Broad Hollow Road
         Suite 239
         Melville, New York                                         11747
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(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's Telephone Number, including area code (631) 587-4700

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ITEM 5.  Other Events

On May 20, 2004, Corporate Asset Backed Corporation ("CABCO") transferred $150,000,000 aggregate principal amount of 6.345% Capital Securities issued by Goldman Sachs Capital I to CABCO Series 2004-101 Trust (Goldman Sachs Capital I) (the "Trust"), and the Trust issued $150,000,000 aggregate certificate principal balance of Floating Rate Callable Certificates (the "Certificates") to CABCO pursuant to a Trust Agreement, dated as of May 20, 2004, between CABCO and U.S. Bank Trust National Association, as trustee and option agent. The Certificates were purchased by UBS Securities LLC ("UBS Securities"), as underwriter, from CABCO pursuant to an underwriting agreement, dated May 13, 2004, between CABCO and UBS Securities.

ITEM 7.  Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.                    Description

         4.1 Trust Agreement, dated as of May 20, 2004, between Corporate Asset Backed Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee and Option Agent.

         5.1 Opinion of Sullivan & Cromwell LLP, dated May 20, 2004, with respect to legality.

         8.1 Opinion of Sullivan & Cromwell LLP, dated May 20, 2004, with respect to federal income tax matters.

         10.1 Call Option Agreement, dated as of May 20, 2004, among Corporate Asset Backed Corporation, UBS Securities and U.S. Bank Trust National Association, as agent on behalf of UBS Securities and its successors.

         10.2 Swap Agreement, dated as of May 20, 2004, among CABCO Series 2004-101 Trust (Goldman Sachs Capital I) and UBS AG (included in the Trust Agreement filed as Exhibit 4.1).

         10.3 Assignment and Assumption Agreement, dated as of May 20, 2004, among CABCO Series 2004-101 Trust, UBS AG and Corporate Asset Backed Corporation, as Depositor.

         23.1 Consent of Sullivan & Cromwell LLP (included in their opinions and filed as Exhibit 5.1 and 8.1).

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CORPORATE ASSET BACKED CORPORATION,
                                            as depositor of CABCO Series
                                            2004-101 Trust (Goldman Sachs
                                            Capital I)

                                            By: /s/ James Hausmann
                                                ----------------------------
                                                 Name: James Hausmann
                                                 Title: Vice President

May 21, 2004

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                                INDEX TO EXHIBITS

    Exhibit No.                    Description

         4.1 Trust Agreement, dated as of May 20, 2004, between Corporate Asset Backed Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee and Option Agent.

         5.1 Opinion of Sullivan & Cromwell LLP, dated May 20, 2004, with respect to legality.

         8.1 Opinion of Sullivan & Cromwell LLP, dated May 20, 2004, with respect to Federal income tax matters.

         10.1 Call Option Agreement, dated as of May 20, 2004, among Corporate Asset Backed Corporation, UBS Securities LLC and U.S. Bank Trust National Association, as agent on behalf of UBS Securities and its successors.

         10.2 Swap Agreement, dated as of May 20, 2004, among CABCO Series 2004-101 Trust (Goldman Sachs Capital I) and UBS AG (included in the Trust Agreement filed as Exhibit 4.1).

         10.3 Assignment and Assumption Agreement, dated as of May 20, 2004, among CABCO Series 2004-101 Trust, UBS AG and Corporate Asset Backed Corporation, as Depositor.

         23.1 Consent of Sullivan & Cromwell LLP (included in their opinions and filed as Exhibit 5.1 and 8.1).